SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 14, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                       001-8368                           51-0228924
     (State of               (Commission File No.)                 (IRS Employer
   Incorporation)                                            Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On August 14, 2000, SK Europe, Inc. ("SK"), an indirect subsidiary of the Registrant, sold its remaining interest in Safety-Kleen Europe Limited ("Europe Limited") to Electra European Fund LP ("Electra"). SK received $34,365,631 in cash and, subject to contingencies, an additional $1,275,000 in deferred compensation payments. Europe Limited, was formed as a joint venture in 1998 between SK and Electra and each owned approximately 44% of the joint venture prior to the sale.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAFETY-KLEEN CORP.



Date:  August 29, 2000             By:   /s/ David Thomas, Jr.
                                         ---------------------
                                         David Thomas, Jr.
                                         Chief Executive Officer and Chairman of
                                         the Board